Series Number:  1
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  0.811%
Next $5 billion  0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

Institutional
First $1 billion 0.611%
Next $5 billion 0.551%
Next $15 billion 0.507%
Next $25 billion 0.460%
Next $50 billion 0.433%
Next $150 billion 0.430%
Over $246 billion 0.429%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     9,168
                                Institutional Class                254
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 165
        C Class                                                5
                                R Class                                                                                 18

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2038
                               Institutional Class                                                      $0.2390
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.1597
        C Class                                            $0.0277
        R Class                                                      $0.1157

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           45,172
                              Institutional Class     1,088

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  1,349
                                    C Class                                                             179
R Class                             153

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $17.97
                                Institutional Class  $18.01

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $17.80
                                    C Class                                                            $17.51
R Class                            $17.78

Series Number:  2
For period ending 12/31/12

48)	Investor, A,C & R
First $1 billion  0.811%
Next $5 billion  0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

Institutional
First $1 billion 0.611%
Next $5 billion 0.551%
Next $15 billion 0.507%
Next $25 billion 0.460%
Next $50 billion 0.433%
Next $150 billion 0.430%
Over $246 billion 0.429%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     17,212
                                Institutional Class                1,231
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 1,909
        C Class                                                10
                                R Class                                                                                 12

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.3620
                               Institutional Class                                                      $0.3921
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.3244
        C Class                                            $0.2118
        R Class                                                      $0.2868

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           47,152
                              Institutional Class     2,379

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   6,331
                                    C Class                                                             51
R Class                             62

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $27.30
                                Institutional Class  $27.32

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $27.28
                                    C Class                                                            $27.25
R Class                            $27.30

Series Number:  3
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  0.811%
Next $5 billion  0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

Institutional
First $1 billion 0.611%
Next $5 billion 0.551%
Next $15 billion 0.507%
Next $25 billion 0.460%
Next $50 billion 0.433%
Next $150 billion 0.430%
Over $246 billion 0.429%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   20,325
                                Institutional Class              3,815
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 2,062
        C Class                                                46
                                R Class                                                                                 69

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2857
                               Institutional Class                                                      $0.3125

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2522
        C Class                                            $0.1518
        R Class                                           $0.2187

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           72,446
                              Institutional Class     10,811

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                  8,402
                                    C Class                                                             305
R Class                             320

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $24.49
                                Institutional Class  $24.50

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $24.47
                                    C Class                                                            $24.32
R Class                            $24.49

Series Number:  6
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  1.011%
Next $5 billion  0.951%
Next $15 billion 0.907%
Next $25 billion 0.860%
Next $50 billion 0.833%
Next $150 billion 0.830%
Over $246 billion 0.829%

Institutional
First $1 billion 0.811%
Next $5 billion 0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   1,851
                                Institutional Class              338
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 179
        C Class                                                  -
                                R Class                                                                                   5

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0824
                               Institutional Class                                                      $0.0963

              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0649
        C Class                                            $0.0289
        R Class                                           $0.0474

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           22,362
                              Institutional Class     3,528

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                 2,651
                                    C Class                                                             11
R Class                             117

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $8.73
                                Institutional Class  $8.76

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $8.57
                                    C Class                                                            $8.57
R Class                            $8.49

Series Number:  7
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  1.161%
Next $5 billion  1.101%
Next $15 billion 1.057%
Next $25 billion 1.010%
Next $50 billion 0.983%
Next $150 billion 0.980%
Over $246 billion 0.979%

Institutional
First $1 billion 0.961%
Next $5 billion 0.901%
Next $15 billion 0.857%
Next $25 billion 0.810%
Next $50 billion 0.783%
Next $150 billion 0.780%
Over $246 billion 0.779%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   591
                                Institutional Class              22
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 171
        C Class                                                  -
        R Class                                                 12

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.1243
                               Institutional Class                                                      $0.1519
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0898
        C Class                                                  -
        R Class                                            $0.0554

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           4,813
                              Institutional Class     153

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,914
                                    C Class                                                             396
R Class                             217

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $13.84
                                Institutional Class  $13.87

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $13.80
                                    C Class                                                            $13.49
R Class                            $13.69

Series Number:  8
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  1.521%
Next $5 billion  1.461%
Next $15 billion 1.417%
Next $25 billion 1.370%
Next $50 billion 1.343%
Next $150 billion 1.340%
Over $246 billion 1.339%

Institutional
First $1 billion 1.321%
Next $5 billion 1.261%
Next $15 billion 1.217%
Next $25 billion 1.170%
Next $50 billion 1.143%
Next $150 billion 1.140%
Over $246 billion 1.139%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           1,674
                              Institutional Class     442

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   1,952
                                    C Class                                                             498
                                R Class                             106

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.51
                                Institutional Class  $10.63

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.37
                                    C Class                                                            $9.89
R Class                            $10.21

Series Number:  11
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion 1.291%
Next $5 billion 1.231%
Next $15 billion 1.187%
Next $25 billion 1.140%
Next $50 billion 1.113%
Next $150 billion 1.110%
Over $246 billion 1.109%

Institutional
First $1 billion 1.091%
Next $5 billion 1.031%
Next $15 billion 0.987%
Next $25 billion 0.940%
Next $50 billion 0.913%
Next $150 billion 0.910%
Over $246 billion 0.909%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                     67
                                Institutional Class                16
              2.  Dividends for a second class of open-end company shares
                                A Class                                                                                 65
        C Class                                                18
                                R Class                                                                                 25

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.2444
                               Institutional Class                                                      $0.2588
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.2265
        C Class                                            $0.1728
        R Class                                                      $0.2086

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           300
                              Institutional Class     65

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   265
                                    C Class                                                             109
R Class                             123

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $7.35
                                Institutional Class  $7.36

           2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $7.35
                                    C Class                                                            $7.34
R Class                            $7.35

Series Number:  14
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  1.184%
Next $1 billion  1.132%
Next $3 billion 1.102%
Next $5 billion 1.082%
Next $15 billion 1.069%
Next $25 billion 1.067%
Over $50 billion 1.067%

Institutional
First $1 billion 0.984%
Next $1 billion 0.932%
Next $3 billion 0.902%
Next $5 billion 0.882%
Next $15 billion 0.869%
Next $25 billion 0.867%
Over $50 billion 0.867%

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           6,729
                              Institutional Class     593

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   3,014
                                    C Class                                                             945
                                R Class                             14

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $10.38
                                Institutional Class  $10.40

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $10.35
                                    C Class                                                            $10.24
R Class                            $10.31

Series Number:  15
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion 1.441%
Next $5 billion 1.381%
Next $15 billion 1.337%
Next $25 billion 1.290%
Next $50 billion 1.263%
Next $150 billion 1.260%
Over $246 billion 1.259%

Institutional
First $1 billion 1.241%
Next $5 billion 1.181%
Next $15 billion 1.137%
Next $25 billion 1.090%
Next $50 billion 1.063%
Next $150 billion 1.060%
Over $246 billion 1.059%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   847
        Institutional Class               35

2. Dividends for a second class of open-end company shares
                                A Class                                                                                 2
        C Class                                                 -
        R Class                                                -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0996
                               Institutional Class                                                      $0.1221
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0716
        C Class                                                 -
        R Class                                           $0.0435

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           8,622
                              Institutional Class     334

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   31
                                    C Class                                                             16
R Class                             11

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.26
                                Institutional Class  $11.26

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.26
                                    C Class                                                            $11.23
R Class                            $11.25

Series Number:  17
For period ending 12/31/12

48)	Investor, A, C & R
First $1 billion  1.591%
Next $5 billion  1.531%
Next $15 billion 1.487%
Next $25 billion 1.440%
Next $50 billion 1.413%
Next $150 billion 1.410%
Over $246 billion 1.409%

Institutional
First $1 billion 1.391%
Next $5 billion 1.331%
Next $15 billion 1.287%
Next $25 billion 1.240%
Next $50 billion 1.213%
Next $150 billion 1.210%
Over $246 billion 1.209%

72DD).  1. Total income dividends for which record date passed during the period
                                Investor Class                                                                   14
        Institutional Class                                              3

2. Dividends for a second class of open-end company shares
                                A Class                                                                                 2
        C Class                                                 -
        R Class                                                -

73A)          1. Dividends from net investment income
                                Investor Class                                                                           $0.0644
                               Institutional Class                                                      $0.0868
              2. Dividends for a second class of open-end company shares
                                A Class                                                                           $0.0364
        C Class                                                  -
        R Class                                            $0.0084

74U).   1. Number of shares outstanding (000's omitted)
                              Investor Class           231
                              Institutional Class     30

        2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                                A Class                   47
                                    C Class                                                             38
R Class                             30

74V).   1. Net asset value per share (to nearest cent)
                                Investor Class        $11.27
                                Institutional Class  $11.27

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                                A Class                  $11.27
                                    C Class                                                            $11.21
R Class                            $11.27